Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Record Q1 Results

Adjusted Continuing Operations EPS of $0.39

First Quarter 2016 Results

•	Record Q1 pre-owned units of 29,333, up 4.3% over the prior year quarter

•	Record Q1 finance and insurance (“F&I”) gross profit of $81.3 million, up 8.9% over the prior year quarter

•	Record Q1 fixed operations gross profit of $166.0 million, up 6.2% over the prior year quarter

•	Record Q1 total gross profit of $345.2 million, up 3.0% over the prior year quarter

•	EchoPark® stores retailed 941 units

CHARLOTTE, N.C. – April 26, 2016 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported adjusted net income from continuing operations for the first quarter of 2016 of $18.2 million, or $0.39 per diluted share. Included in these adjusted amounts are pre-tax expenses of $3.6 million, or $0.05 per diluted share, related to the Company’s EchoPark® operations. Adjusted net income from continuing operations and related diluted earnings per share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the comparable GAAP financial measures.

Adjusted net income from continuing operations for the first quarter of 2015 was $18.8 million, or $0.37 per diluted share. Included in these adjusted amounts are pre-tax expenses of $4.9 million, or $0.06 per share, related to the Company’s EchoPark® operations.

On a GAAP basis, net income from continuing operations and related diluted earnings per share for the first quarter of 2016 were $14.5 million and $0.31 per share, respectively, compared to $14.4 million and $0.28 per diluted share, respectively, for the first quarter of 2015.

Jeff Dyke, Sonic’s EVP of Operations, stated, “We are pleased with our operating results during the quarter. Strong performances in the fixed operations and the F&I areas drove the overall increase in gross profit to record levels. We continued to see gross profit compression in new vehicles and expect this to continue until inventory supply corrects to more normalized levels. The used vehicle market continues to demonstrate its resiliency despite the compression related to new vehicles. Our EchoPark® stores continue to grow and mature. The expansion in Denver is on schedule and we anticipate opening two additional stores in the second quarter of 2016 and another by the end of the year. We are also happy to announce we will be introducing the EchoPark® brand to the Texas and Carolinas markets in 2017 where we have been actively accumulating property.”

B. Scott Smith, the Company’s Chief Executive Officer, noted, “Execution of our core strategies continued in the first quarter. Our commitment to return capital through dividends and share repurchases has rewarded our long-term stockholders. Subsequent to the end of the quarter, we repurchased an additional 363,000 shares for approximately $6.4 million. In addition to the real estate and construction activities related to EchoPark®, we are aggressively replacing leased properties with image-compliant facilities on owned land. We anticipate investing approximately $250 million in land and facilities in the current year funded by mortgages and cash generated through operations. These hard assets are the cornerstones of our long-term plan. We are maintaining our guidance of adjusted diluted earnings per share from continuing operations for 2016 to be between $2.07 and $2.17 per share.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on June 15, 2016. The dividend will be payable on July 15, 2016.

First Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 81083014

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 81083014

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Included herein are forward-looking statements, including statements with respect to anticipated expansion of our EchoPark® store initiatives and the anticipated amount of investments related to capital expenditures. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risk and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on

Form 10-K for the year ending December 31, 2015. The Company does not undertake any obligation to update forward-looking information.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended March 31,
	2016	2015
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,149,437	$1,190,215
Fleet vehicles	15,133	12,108

Total new vehicles	1,164,570	1,202,323
Used vehicles	598,355	593,742
Wholesale vehicles	44,374	41,656

Total vehicles	1,807,299	1,837,721
Parts, service and collision repair	346,054	323,194
Finance, insurance and other, net	81,273	74,600

Total revenues	2,234,626	2,235,515
Gross profit	345,150	334,959
Selling, general and administrative expenses	(284,375)	(270,862)
Impairment charges	—	(6,192)
Depreciation and amortization	(18,470)	(16,409)

Operating income (loss)	42,305	41,496
Other income (expense):
Interest expense, floor plan	(6,436)	(4,778)
Interest expense, other, net	(12,339)	(13,219)
Other income (expense), net	104	90

Total other income (expense)	(18,671)	(17,907)

Income (loss) from continuing operations before taxes	23,634	23,589
Provision for income taxes for continuing operations - benefit (expense)	(9,170)	(9,200)

Income (loss) from continuing operations	14,464	14,389

Income (loss) from discontinued operations	160	(422)

Net income (loss)	$14,624	$13,967

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.31	$0.28
Earnings (loss) per share from discontinued operations	—	(0.01)

Earnings (loss) per common share	$0.31	$0.27

Weighted average common shares outstanding	47,122	51,403

Gross Margin Data (Continuing Operations):
New retail vehicles	5.1%	5.3%
Fleet vehicles	0.2%	(0.6%)
Total new vehicles	5.0%	5.3%
Used vehicles	6.8%	6.9%
Wholesale vehicles	(2.4%)	(0.5%)
Parts, service and collision repair	48.0%	48.4%
Finance, insurance and other	100.0%	100.0%
Overall gross margin	15.4%	15.0%

SG&A Expenses (Continuing Operations):
Compensation	$169,041	$161,858
Advertising	15,347	15,332
Rent	18,720	18,254
Other	81,267	75,418

Total SG&A expenses	$284,375	$270,862
SG&A expenses as % of gross profit	82.4%	80.9%

Operating Margin %	1.9%	1.9%

Unit Data (Continuing Operations):
New retail units	30,156	31,334
Fleet units	449	355

Total new units	30,605	31,689
Used units	29,333	28,135
Wholesale units	8,423	7,777

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended March 31, 2016
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	46,950	$14,464		$160		$14,624
Effect of participating securities:
Non-vested restricted stock		(6)		—		(6)

Basic earnings (loss) and shares	46,950	$14,458	$0.31	$160	$—	$14,618	$0.31
Effect of dilutive securities:
Stock compensation plans	172

Diluted earnings (loss) and shares	47,122	$14,458	$0.31	$160	$—	$14,618	$0.31

Adjustments (net of tax):
Storm damage and other		$3,698	$0.08	$(320)	$(0.01)	$3,378	$0.07

Total adjustments		$3,698	$0.08	$(320)	$(0.01)	$3,378	$0.07
Adjusted:

Earnings (loss) and diluted earnings (loss) per share (1)		$18,162	$0.39	$(160)	$(0.01)	$18,002	$0.38

(1) Net loss attributable to EchoPark® operations was $0.05 per fully diluted share in the three months ended March 31, 2016.

	Three Months Ended March 31, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,854	$14,389		$(422)		$13,967
Effect of participating securities:
Non-vested restricted stock and stock units		(5)		—		(5)

Basic earnings (loss) and shares	50,854	$14,384	$0.28	$(422)	$(0.01)	$13,962	$0.27
Effect of dilutive securities:
Stock compensation plans	549

Diluted earnings (loss) and shares	51,403	$14,384	$0.28	$(422)	$(0.01)	$13,962	$0.27

Adjustments (net of tax):
Storm damage and other		$634	$0.02	$—	$—	$634	$0.02
Impairment charges		3,777	0.07	—	—	3,777	0.07

Total adjustments		$4,411	$0.09	$—	$—	$4,411	$0.09
Adjusted:

Earnings (loss) and diluted earnings (loss) per share (2)		$18,800	$0.37	$(422)	$(0.01)	$18,378	$0.36

(2) Net loss attributable to EchoPark® operations was $0.06 per fully diluted share in the three months ended March 31, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,164,570	$1,202,323	$(37,753)		(3.1%)
Gross profit	$58,424	$63,350	$(4,926)		(7.8%)
Unit sales	30,605	31,689	(1,084)		(3.4%)
Revenue per unit	$38,052	$37,941	$111		0.3%
Gross profit per unit	$1,909	$1,999	$(90)		(4.5%)
Gross profit as a % of revenue	5.0%	5.3%	(30	) bps

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,164,570	$1,189,495	$(24,925)		(2.1%)
Gross profit	$58,375	$62,498	$(4,123)		(6.6%)
Unit sales	30,605	31,372	(767)		(2.4%)
Revenue per unit	$38,052	$37,916	$136		0.4%
Gross profit per unit	$1,907	$1,992	$(85)		(4.3%)
Gross profit as a % of revenue	5.0%	5.3%	(30	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$598,355	$593,742	$4,613		0.8%
Gross profit	$40,531	$40,844	$(313)		(0.8%)
Unit sales	29,333	28,135	1,198		4.3%
Revenue per unit	$20,399	$21,103	$(704)		(3.3%)
Gross profit per unit	$1,382	$1,452	$(70)		(4.8%)
Gross profit as a % of revenue	6.8%	6.9%	(10	) bps

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$598,355	$584,987	$13,368		2.3%
Gross profit	$40,690	$41,008	$(318)		(0.8%)
Unit sales	29,333	27,687	1,646		5.9%
Revenue per unit	$20,399	$21,129	$(730)		(3.5%)
Gross profit per unit	$1,387	$1,481	$(94)		(6.3%)
Gross profit as a % of revenue	6.8%	7.0%	(20	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$44,374	$41,656	$2,718		6.5%
Gross profit (loss)	$(1,078)	$(210)	$(868)		(413.3%)
Unit sales	8,423	7,777	646		8.3%
Revenue per unit	$5,268	$5,356	$(88)		(1.6%)
Gross profit (loss) per unit	$(128)	$(27)	$(101)		(374.1%)
Gross profit (loss) as a % of revenue	(2.4%)	(0.5%)	(190	) bps

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$44,353	$41,253	$3,100		7.5%
Gross profit (loss)	$(1,076)	$(197)	$(879)		(446.2%)
Unit sales	8,418	7,688	730		9.5%
Revenue per unit	$5,269	$5,366	$(97)		(1.8%)
Gross profit (loss) per unit	$(128)	$(26)	$(102)		(392.3%)
Gross profit (loss) as a % of revenue	(2.4%)	(0.5%)	(190	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$147,394	$137,623	$9,771		7.1%
Warranty	57,559	53,498	4,061		7.6%
Wholesale parts	45,309	45,012	297		0.7%
Internal, sublet and other	95,792	87,061	8,731		10.0%

Total	$346,054	$323,194	$22,860		7.1%

Gross profit
Customer pay	$80,358	$75,678	$4,680		6.2%
Warranty	31,326	29,760	1,566		5.3%
Wholesale parts	7,941	8,138	(197)		(2.4%)
Internal, sublet and other	46,375	42,799	3,576		8.4%

Total	$166,000	$156,375	$9,625		6.2%

Gross profit as a % of revenue
Customer pay	54.5%	55.0%	(50	) bps
Warranty	54.4%	55.6%	(120	) bps
Wholesale parts	17.5%	18.1%	(60	) bps
Internal, sublet and other	48.4%	49.2%	(80	) bps
Total	48.0%	48.4%	(40	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$147,394	$134,636	$12,758		9.5%
Warranty	57,559	52,694	4,865		9.2%
Wholesale parts	45,309	44,201	1,108		2.5%
Internal, sublet and other	95,792	85,742	10,050		11.7%

Total	$346,054	$317,273	$28,781		9.1%

Gross profit
Customer pay	$80,358	$74,050	$6,308		8.5%
Warranty	31,282	29,300	1,982		6.8%
Wholesale parts	7,941	7,988	(47)		(0.6%)
Internal, sublet and other	46,068	42,165	3,903		9.3%

Total	$165,649	$153,503	$12,146		7.9%

Gross profit as a % of revenue
Customer pay	54.5%	55.0%	(50	) bps
Warranty	54.3%	55.6%	(130	) bps
Wholesale parts	17.5%	18.1%	(60	) bps
Internal, sublet and other	48.1%	49.2%	(110	) bps
Total	47.9%	48.4%	(50	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$81,273	$74,600	$6,673	8.9%
Gross profit per retail unit (excludes fleet)	$1,366	$1,254	$112	8.9%

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$80,852	$73,689	$7,163	9.7%
Gross profit per retail unit (excludes fleet)	$1,359	$1,255	$104	8.3%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended March 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Reported:
Compensation	$169,041	$161,858	$(7,183)		(4.4%)
Advertising	15,347	15,332	(15)		(0.1%)
Rent	18,720	18,254	(466)		(2.6%)
Other	81,267	75,418	(5,849)		(7.8%)

Total	$284,375	$270,862	$(13,513)		(5.0%)

Total pre-tax adjustments	(6,042)	(1,051)	4,991		NM

Adjusted SG&A	$278,333	$269,811	(8,522)		(3.2%)

SG&A expenses as a % of gross profit
Compensation	49.0%	48.3%	(70	) bps
Advertising	4.4%	4.6%	20	bps
Rent	5.4%	5.4%	0	bps
Other	23.6%	22.6%	(100	) bps

Total	82.4%	80.9%	(150	) bps

Total pre-tax adjustments	(1.8%)	(0.3%)	150	bps

Adjusted SG&A as a % of gross profit	80.6%	80.6%	0	bps

NM = Not meaningful